UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2907

Waddell & Reed Advisors High Income Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
-------------------

Date of fiscal year end: September 30
------------------

Date of reporting period: September 30, 2005
------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
SEPTEMBER 30, 2005

Waddell & Reed Advisors High Income Fund

CONTENTS
3	President's Letter
5	Manager's Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
12	Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Income Tax Information
42	Directors and Officers
47	Renewal of Investment Management Agreement
50	Annual Privacy Notice
52	Proxy Voting Information
53	Quarterly Portfolio Schedule Information
54	Householding Notice
54	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors High Income Fund, Inc. prospectus and current Fund performance information.

President's Letter
      September 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended September 30, 2005. The 12-month period brought quite positive results for most investors, despite challenges from a variety of directions in the latter half of the period. Stocks ended the fiscal year higher, as the S&P 500 returned 12.25 percent, and the Dow Jones Industrial Average rose 7.22 percent. Bonds also rose slightly, with the Citigroup Broad Investment Grade Index returning 2.93 percent over the last 12 months.

The first half of the 12-month period brought strong economic growth, solid corporate earnings and a generally positive environment for investors. The last six months brought a few challenges, although the financial markets have remained fairly resilient. Between April and September, we weathered increasing energy prices, rising interest rates, budding inflationary pressures and, most dramatically, the fallout from two major hurricanes that tragically struck this country's Gulf Coast. Hurricane Katrina silenced an entire major American city, along with the largest port facility in the country, which is the fifth largest port in the world. Compounded by Hurricane Rita several weeks later, it brought devastating circumstances across four states and an economic impact that is still being evaluated.

Despite the setbacks, the U.S. economy has remained relatively solid. As we look toward 2006, it does appear that economic growth will slow somewhat in the U.S., in our opinion, due to higher interest rates and higher energy prices.

The Federal Reserve apparently believes the economy is sound enough that it has continued its campaign of steadily raising short-term interest rates. Most recently, the Fed enacted another quarter-point increase in late September, bringing interest rates to 3.75 percent. The Fed stated that it still believes monetary conditions remain "accommodative," indicating apparently that they intend to continue raising rates somewhat further.

The other major development during the period was the rapid rise of oil prices. Crude oil hovered just above $40 per barrel in late 2004. By the end of September 2005, the price surpassed $65 per barrel. The world is facing constraints in supply such as we have never seen before. Many are forecasting that prices may ease some toward year-end, but we believe that, longer term, higher prices are here to stay. As investors, we must remain aware of that reality, its impact on the world economies, and any opportunities that it may create.

Regardless of the short-term challenges brought on by economic or geopolitical events, a longer-term perspective is often more instructive for investors. That is why we believe it is important to develop and maintain a long-term financial plan for your personal situation. Through appropriate diversification among four or five or so different asset classes, you can potentially provide more balance to your investment portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of High Income Fund
      September 30, 2005

An interview with Louise D. Rieke, CFA, CPA, portfolio manager of Waddell & Reed Advisors High Income Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return during the fiscal year, but underperformed its benchmark index. Class A shares increased 4.77 percent (before the impact of any sales charges) for the fiscal year, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 6.49 percent during the period, and the Lipper High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 6.06 percent during the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted Fund performance during the fiscal year?

We believe that there were a number of factors leading to the Fund's underperformance. First, the Fund is more heavily weighted in B-rated bonds, while the BB and CCC sectors were more evenly under-weighted. The CCC sector had the highest total return for the last 12 months, and BB the lowest. Basically, the returns over the period followed the risk parameters, and higher risk will generally outperform during strong markets. The first quarter of the fiscal year was very strong and subsequent quarters were volatile. The Fund has been structured to be more defensive, on the belief that the Federal Reserve would continue to raise interest rates in an effort to slow the economy. Short-term interest rates did increase, although it did not effectively slow the economy. Another factor influencing Fund performance was our overall sector weightings. The Fund remains overweight in the building products sector. This sector came under pressure early in the year, due to some excess supply coming into the market. In the last fiscal quarter, however, the sector outperformed following stronger financial results.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The big driver to overall market performance in the high-yield sector during the fiscal year has been the automotive sector. Both General Motors and Ford Motor Company have been downgraded to high-yield status. This has made the automotive and auto supplier industries the largest sector in the benchmark index. The sector in general, however, has underperformed the market. What we'll call the "GM effect" helped to cause yield spreads to go from 298 basis points off of U.S. Treasuries in mid-March to 475 basis points in mid-May. The market rallied briefly, but by fiscal year-end had declined a bit. We believe that this pattern generally points to a concern about credit risk.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During the period, our holdings have been positioned to be more defensive. The Fund historically holds higher quality securities in each rating category. In addition, we generally have more emphasis on short-callable, or short-maturity paper, with smaller weighting in the lower-rated categories. Our objective is to have less volatility in the portfolio during a rising interest rate environment, or a period of lower tolerance for credit risk.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next
12 months?

Over the year, industries where we placed the highest emphasis included building products, health care, paper and forest products, and oil and gas. As we look at the environment and developing conditions, we anticipate that we may become a bit more defensive in our holdings. Areas of emphasis going forward likely will include traditionally defensive sectors, with perhaps less weighting in commodity and consumer driven sectors.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors High Income Fund, Inc., Class A Shares (1)	$16,360
Citigroup High Yield Market Index	$18,834
Lipper High Current Yield Funds Universe Average	$17,214

W&R ADVISORS HIGH INCOME FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005

		W&R ADVISORS HIGH INCOME FUND	CITIGROUP HIGH YIELD MARKET	LIPPER HIGH CURRENT YIELD FUNDS
		CLASS A SHARES	INDEX	UNIVERSE AVG.

MARCH	1996	9,425	10,000	10,000
MARCH	1997	10,457	11,109	11,125
MARCH	1998	12,342	12,904	13,040
MARCH	1999	12,552	13,039	12,914
MARCH	2000	12,471	12,728	12,985
SEPT	2000	12,370	12,980	12,983
SEPT	2001	12,060	12,198	11,902
SEPT	2002	12,290	11,789	11,691
SEPT	2003	14,269	15,712	14,591
SEPT	2004	15,616	17,686	16,231
SEPT	2005	16,360	18,834	17,214

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-05	-1.26%	-0.17%	3.82%	5.07%
5-year period ended 9-30-05	4.51%	4.58%	4.76%	6.07%
10-year period ended 9-30-05	5.61%	-	-	-
Since inception of Class (3) through 9-30-05	-	3.70%	3.84%	6.18%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B and Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses
HIGH INCOME FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2005.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2005	Beginning Account Value 3-31-05	Ending Account Value 9-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,029.70	1.14%	$5.83
Class B	1,000	1,024.40	2.12	10.76
Class C	1,000	1,024.80	2.05	10.42
Class Y	1,000	1,030.00	0.83	4.20
Based on 5% Return (2)
Class A	$1,000	$1,019.33	1.14%	$5.80
Class B	1,000	1,014.44	2.12	10.71
Class C	1,000	1,014.78	2.05	10.37
Class Y	1,000	1,020.93	0.83	4.18

      *Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

Portfolio Highlights

On September 30, 2005, Waddell & Reed Advisors High Income Fund, Inc. had net assets totaling $931,773,483 invested in a diversified portfolio of:

91.43%	Corporate Debt Securities
6.84%	Cash and Cash Equivalents
1.73%	Common and Preferred Stocks, Right and Warrant

As a shareholder of the Fund, for every $100 you had invested on September 30, 2005, your Fund owned:

Consumer Services Bonds	$10.79
Utilities Bonds	$10.75
Consumer Nondurables Bonds	$10.72
Capital Goods Bonds	$9.86
Energy Bonds	$8.38
Health Care Bonds	$7.15
Cash and Cash Equivalents	$6.84
Shelter Bonds	$6.61
Retail Bonds	$5.77
Business Equipment and Services Bonds	$5.59
Financial Services Bonds	$3.24
Technology Bonds	$3.12
Raw Materials Bonds	$3.07
Consumer Durables Bonds	$3.01
Multi-Industry Bonds	$2.09
Common and Preferred Stocks, Right and Warrant	$1.73
Transportation Bonds	$1.28

On September 30, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

A	1.60%
BBB	3.45%
BB	13.60%
B	58.42%
CCC	14.06%
Non-rated	0.30%
Cash and Cash Equivalents and Equities	8.57%

The Investments of High Income Fund
September 30, 2005
COMMON STOCKS, RIGHT AND WARRANT	Shares	Value

Capital Equipment - 0.14%
Dresser-Rand Group Inc.*	54,000	$1,330,020

Finance Companies - 0.00%
ONO Finance Plc, Rights (A)*	2,500	50,000

Mining - 0.46%
Phelps Dodge Corporation	32,700	4,248,711

Petroleum - International - 0.66%
Forest Oil Corporation*	117,400	6,116,540

Utilities - Gas and Pipeline - 0.38%
Williams Companies, Inc. (The)	140,400	3,517,020

Utilities - Telephone - 0.00%
GT Group Telecom, Inc., Warrants (A)(B)*	3,950	4

TOTAL COMMON STOCKS, RIGHT AND WARRANT - 1.64%		$15,262,295

(Cost: $11,059,456)

PREFERRED STOCKS

Apparel - 0.09%
Anvil Holdings, Inc., 13.0%*	168,014	882,074

Broadcasting - 0.00%
Adelphia Communications Corporation, 13.0%*	17,500	7,875

TOTAL PREFERRED STOCKS - 0.09%		$889,949

(Cost: $4,931,247)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 1.78%
Argo-Tech Corporation,
9.25%, 6-1-11	$1,225	1,298,500
BE Aerospace, Inc.,
8.5%, 10-1-10	750	817,500
Bombardier Recreational Products Inc.,
8.375%, 12-15-13	1,225	1,283,187
Esterline Technologies Corporation,
7.75%, 6-15-13	4,750	5,011,250
L-3 Communications Corporation,
6.125%, 1-15-14	4,400	4,356,000
Orbital Sciences Corporation,
9.0%, 7-15-11	3,500	3,797,500
		16,563,937
Aluminum - 0.16%
Century Aluminum Company,
7.5%, 8-15-14	1,450	1,493,500

Apparel - 0.55%
Perry Ellis International, Inc.,
8.875%, 9-15-13	3,500	3,587,500
Quiksilver, Inc.,
6.875%, 4-15-15 (A)	1,600	1,536,000
		5,123,500
Beverages - 0.20%
Constellation Brands, Inc.,
8.125%, 1-15-12	1,750	1,848,437

Broadcasting - 3.09%
CCH II and CCH II Capital,
10.25%, 9-15-10	6,380	6,539,500
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.,
8.0%, 4-30-12 (A)	5,700	5,742,750
Entercom Radio, LLC and Entercom Capital, Inc.,
7.625%, 3-1-14	3,000	3,097,500
Gray Communications Systems, Inc.,
9.25%, 12-15-11	9,125	9,877,813
LIN Television Corporation,
6.5%, 5-15-13 (A)	750	710,625
NTL Cable PLC,
8.75%, 4-15-14	2,000	2,065,000
Susquehanna Media Co.,
7.375%, 4-15-13	750	782,812
		28,816,000
Business Equipment and Services - 5.59%
Ahern Rentals, Inc.,
9.25%, 8-15-13 (A)	1,875	1,917,188
Alderwoods Group, Inc.,
7.75%, 9-15-12	2,775	2,913,750
Allied Waste North America, Inc.:
8.5%, 12-1-08	4,500	4,691,250
9.25%, 9-1-12	2,666	2,885,945
Cardtronics, Inc.,
9.25%, 8-15-13 (A)	800	818,000
Carriage Services, Inc.,
7.875%, 1-15-15	2,600	2,691,000
Iron Mountain Incorporated:
8.625%, 4-1-13	2,700	2,828,250
7.75%, 1-15-15	7,000	7,105,000
Mac-Gray Corporation,
7.625%, 8-15-15 (A)	800	816,000
MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company:
7.12%, 12-15-11	2,800	2,772,000
8.0%, 12-15-14	800	736,000
Owens & Minor, Inc.,
8.5%, 7-15-11	4,750	5,046,875
Service Corporation International,
7.0%, 6-15-17 (A)	1,600	1,616,000
Syniverse Technologies, Inc.,
7.75%, 8-15-13 (A)	800	806,000
UCAR Finance Inc.,
10.25%, 2-15-12	3,780	4,054,050
Vertis, Inc.:
9.75%, 4-1-09	825	851,812
10.875%, 6-15-09	8,100	7,958,250
13.5%, 12-7-09 (A)	1,850	1,572,500
		52,079,870
Capital Equipment - 2.05%
Case New Holland Inc.,
9.25%, 8-1-11	5,600	5,922,000
Columbus McKinnon Corporation,
8.875%, 11-1-13 (A)	800	808,000
Dresser-Rand Group Inc.,
7.375%, 11-1-14 (A)	1,102	1,143,325
IMCO Recycling Inc.,
10.375%, 10-15-10	1,650	1,819,125
Mueller Group, Inc.:
8.44313%, 11-1-11	1,600	1,632,000
10.0%, 5-1-12	4,825	5,114,500
Simmons Company,
0.0%, 12-15-14 (A)(C)	5,000	2,650,000
		19,088,950
Chemicals - Petroleum and Inorganic - 1.61%
Methanex Corporation,
6.0%, 8-15-15	2,175	2,123,050
Resolution Performance Products LLC and RPP Capital Corporation:
9.5%, 4-15-10	4,500	4,646,250
13.5%, 11-15-10	3,875	4,117,188
UAP Holding Corp.,
0.0%, 7-15-12 (C)	4,000	3,400,000
United Agri Products, Inc.,
8.25%, 12-15-11	678	715,290
		15,001,778
Chemicals - Specialty - 1.30%
Compass Minerals International, Inc.:
0.0%, 12-15-12 (C)	5,000	4,400,000
0.0%, 6-1-13 (C)	6,750	5,636,250
Ethyl Corporation,
8.875%, 5-1-10	1,650	1,730,438
PQ Corporation,
7.5%, 2-15-13 (A)	400	388,000
		12,154,688
Coal - 1.90%
Foundation PA Coal Company,
7.25%, 8-1-14	8,100	8,444,250
James River Coal Company,
9.375%, 6-1-12	5,700	6,070,500
Southern Star Central Corp.,
8.5%, 8-1-10	3,000	3,217,500
		17,732,250
Communications Equipment - 0.14%
AirGate PCS, Inc.,
7.34875%, 10-15-11	1,250	1,287,500

Computers - Main and Mini - 0.21%
Unisys Corporation,
8.0%, 10-15-12	1,950	1,915,875

Computers - Peripherals - 0.42%
Activant Solutions Inc.:
9.50438%, 4-1-10 (A)	800	816,000
10.5%, 6-15-11	3,000	3,135,000
		3,951,000
Construction Materials - 7.14%
AMH Holdings, Inc.,
0.0%, 3-1-14 (C)	8,625	4,312,500
Associated Materials Incorporated,
9.75%, 4-15-12	5,820	5,630,850
Brand Services, Inc.,
12.0%, 10-15-12	4,250	4,505,000
Builders FirstSource, Inc.,
8.04%, 2-15-12 (A)	6,400	6,464,000
Interface, Inc.:
7.3%, 4-1-08	2,250	2,250,000
10.375%, 2-1-10	6,180	6,674,400
9.5%, 2-1-14	3,750	3,750,000
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	10,000	10,600,000
MAAX Corporation,
9.75%, 6-15-12	3,750	3,262,500
Norcraft Holdings, L.P. and Norcraft Capital Corp.,
9.0%, 11-1-11	6,750	6,986,250
Nortek, Inc.,
8.5%, 9-1-14	4,750	4,370,000
Ply Gem Industries, Inc.,
9.0%, 2-15-12	6,400	5,376,000
Texas Industries, Inc.,
7.25%, 7-15-13 (A)	400	416,000
WII Components, Inc.,
10.0%, 2-15-12	2,000	1,970,000
		66,567,500
Containers - 4.89%
Alltrista Corporation,
9.75%, 5-1-12	9,700	10,330,500
Crown European Holdings:
9.5%, 3-1-11	7,500	8,212,500
10.875%, 3-1-13	2,700	3,132,000
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.5%, 10-15-12	800	796,000
9.875%, 10-15-14	1,600	1,536,000
Jefferson Smurfit Corporation,
8.25%, 10-1-12	3,000	2,820,000
MDP Acquisitions plc,
9.625%, 10-1-12	6,800	6,834,000
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	9,750	10,530,000
Stone Container Finance Company of Canada II,
7.375%, 7-15-14	1,600	1,424,000
		45,615,000
Cosmetics and Toiletries - 0.16%
Chattem, Inc.,
7.0%, 3-1-14	1,500	1,522,500

Defense - 0.57%
Armor Holdings, Inc.,
8.25%, 8-15-13	3,500	3,771,250
DRS Technologies, Inc.,
6.875%, 11-1-13	1,650	1,592,250
		5,363,500
Electrical Equipment - 0.67%
Coleman Cable Inc.,
9.875%, 10-1-12	3,950	3,480,937
Rexnord Corporation,
10.125%, 12-15-12	2,500	2,737,500
		6,218,437
Finance Companies - 2.63%
Dollar Financial Group, Inc.:
9.75%, 11-15-11	4,250	4,420,000
9.75%, 11-15-11 (A)	2,000	2,080,000
Goodman Global Holdings, Inc.,
7.875%, 12-15-12 (A)	4,850	4,389,250
Hanover Equipment Trust 2001B,
8.75%, 9-1-11	1,850	1,965,625
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10	1,600	1,716,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (C)	2,500	1,750,000
PIH Acquisition Co.,
10.75%, 10-1-13 (A)	2,350	2,320,625
Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc.,
9.0%, 10-1-14	5,500	5,857,500
		24,499,000
Food and Related - 4.56%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (C)	11,050	8,453,250
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	7,965	8,522,550
Doane Pet Care Company,
10.75%, 3-1-10	6,500	7,085,000
Merisant Company,
10.75%, 7-15-13 (A)	2,400	1,632,000
Pierre Merger Corp.,
9.875%, 7-15-12	6,500	6,695,000
Pilgrim's Pride Corporation:
9.625%, 9-15-11	1,000	1,075,000
9.25%, 11-15-13	850	935,000
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13	8,500	8,032,500
		42,430,300
Forest and Paper Products - 3.66%
Buckeye Cellulose Corporation,
9.25%, 9-15-08	1,235	1,235,000
Buckeye Technologies Inc.:
8.0%, 10-15-10	9,890	9,395,500
8.5%, 10-1-13	3,750	3,806,250
Cellu Tissue Holdings, Inc.,
9.75%, 3-15-10	2,700	2,706,750
Georgia-Pacific Corporation:
7.375%, 7-15-08	3,800	3,980,500
8.875%, 2-1-10	6,800	7,582,000
9.5%, 12-1-11	1,100	1,298,000
9.375%, 2-1-13	900	1,003,500
8.0%, 1-15-24	2,850	3,142,125
		34,149,625
Health Care - Drugs - 0.25%
AmerisourceBergen Corporation,
5.875%, 9-15-15 (A)	2,350	2,320,625

Health Care - General - 2.11%
Encore Medical IHC, Inc.,
9.75%, 10-1-12	7,250	7,213,750
Eye Care Centers of America, Inc.,
10.75%, 2-15-15 (A)	4,600	4,324,000
MQ Associates, Inc.,
0.0%, 8-15-12 (C)	10,000	6,350,000
Medical Device Manufacturing, Inc.,
10.0%, 7-15-12	1,600	1,736,000
		19,623,750
Homebuilders, Mobile Homes - 1.05%
Meritage Corporation,
7.0%, 5-1-14	3,800	3,657,500
Standard Pacific Corp.:
6.5%, 8-15-10	2,400	2,322,000
7.0%, 8-15-15	800	764,000
Technical Olympic USA, Inc.:
7.5%, 3-15-11	1,800	1,687,500
7.5%, 1-15-15	1,500	1,357,500
		9,788,500
Hospital Supply and Management - 4.79%
EGL Acquisition Corp.,
7.625%, 2-1-15	3,200	3,064,000
Psychiatric Solutions, Inc.:
10.625%, 6-15-13	4,570	5,209,800
7.75%, 7-15-15 (A)	8,300	8,569,750
Rural/Metro Corporation,
0.0%, 3-15-16 (A)(C)	1,500	930,000
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15 (A)	4,400	4,686,000
Triad Hospitals, Inc.,
7.0%, 11-15-13	5,750	5,821,875
US Oncology Holdings, Inc.,
9.26375%, 3-15-15 (A)	6,975	6,870,375
US Oncology, Inc.:
9.0%, 8-15-12	1,750	1,890,000
10.75%, 8-15-14	2,000	2,240,000
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	4,875	5,313,750
		44,595,550
Hotels and Gaming - 4.70%
Gaylord Entertainment Company,
8.0%, 11-15-13	2,400	2,520,000
HMH Properties, Inc.,
7.875%, 8-1-08	171	173,137
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	5,575	6,299,750
MGM Grand, Inc.,
9.75%, 6-1-07	5,750	6,123,750
MGM MIRAGE:
8.5%, 9-15-10	4,750	5,165,625
8.375%, 2-1-11	2,500	2,687,500
Mandalay Resort Group,
9.375%, 2-15-10	6,500	7,166,250
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	5,465	5,465,000
Station Casinos, Inc.,
6.875%, 3-1-16	3,250	3,294,688
Turning Stone Casino Resort Enterprise,
9.125%, 12-15-10 (A)	900	936,000
Vail Resorts, Inc.,
6.75%, 2-15-14	4,000	3,990,000
		43,821,700
Household - General Products - 0.36%
Sealy Mattress Company,
8.25%, 6-15-14	3,375	3,391,875

Leisure Time Industry - 0.39%
Royal Caribbean Cruises Ltd.:
8.0%, 5-15-10	1,250	1,353,125
8.75%, 2-2-11	2,000	2,245,000
		3,598,125
Motion Pictures - 2.07%
AMC Entertainment Inc.,
8.0%, 3-1-14	2,700	2,376,000
Cinemark, Inc.,
0.0%, 3-15-14 (C)	11,500	8,050,000
Cinemark USA, Inc.,
9.0%, 2-1-13	1,600	1,652,000
LCE Acquisition Corporation,
9.0%, 8-1-14	7,375	7,172,188
		19,250,188
Motor Vehicle Parts - 0.50%
Tenneco Automotive Inc.,
10.25%, 7-15-13	4,150	4,637,625

Motor Vehicles - 2.51%
AutoNation, Inc.,
9.0%, 8-1-08	4,750	5,130,000
Group 1 Automotive, Inc.,
8.25%, 8-15-13	2,375	2,327,500
Sonic Automotive, Inc.,
8.625%, 8-15-13	7,000	6,930,000
TRW Automotive Acquisition Corp.,
9.375%, 2-15-13	3,500	3,797,500
United Auto Group, Inc.,
9.625%, 3-15-12	5,000	5,200,000
		23,385,000
Multiple Industry - 2.09%
AMR HoldCo, Inc. and EmCare HoldCo, Inc.,
10.0%, 2-15-15 (A)	800	864,000
CBD Media Holdings LLC and CBD Holdings Finance, Inc.,
9.25%, 7-15-12	3,200	3,256,000
CBD Media LLC and CBD Finance, Inc.,
8.625%, 6-1-11	1,700	1,755,250
Commercial Vehicle Group, Inc.,
8.0%, 7-1-13 (A)	800	804,000
IWO Escrow Company:
7.34875%, 1-15-12	800	832,000
0.0%, 1-15-15 (C)	3,150	2,212,875
K&F Acquisition, Inc.,
7.75%, 11-15-14	1,500	1,515,000
Stanley-Martin Communities, LLC and Stanley-Martin Financing Corp.,
9.75%, 8-15-15 (A)	4,700	4,594,250
Tyco International Group S.A., Convertible,
3.125%, 1-15-23 (A)	2,750	3,640,313
		19,473,688
Petroleum - Domestic - 2.55%
Clayton Williams Energy, Inc.,
7.75%, 8-1-13 (A)	1,975	1,930,563
Coastal Corporation (The),
9.625%, 5-15-12	4,000	4,420,000
Delta Petroleum Corporation,
7.0%, 4-1-15	800	764,000
EXCO Resources, Inc.,
7.25%, 1-15-11	6,500	6,727,500
Frontier Oil Corporation,
6.625%, 10-1-11	3,550	3,660,937
KCS Energy, Inc.,
7.125%, 4-1-12	750	768,750
Stone Energy Corporation,
6.75%, 12-15-14	2,000	1,965,000
Swift Energy Company,
9.375%, 5-1-12	1,000	1,080,000
Whiting Petroleum Corporation,
7.25%, 5-1-12	2,425	2,467,438
		23,784,188
Petroleum - International - 1.09%
Forest Oil Corporation,
8.0%, 6-15-08	2,500	2,653,125
Inergy, L.P. and Inergy Finance Corp.,
6.875%, 12-15-14 (A)	5,600	5,348,000
Newfield Exploration Company,
7.625%, 3-1-11	2,000	2,165,000
		10,166,125
Petroleum - Services - 2.84%
Grant Prideco, Inc.,
6.125%, 8-15-15 (A)	800	808,000
Hanover Compressor Company:
8.625%, 12-15-10	2,350	2,532,125
9.0%, 6-1-14	750	833,437
Pemex Project Funding Master Trust,
7.375%, 12-15-14	12,200	13,542,000
R&B Falcon Corporation,
9.5%, 12-15-08	3,750	4,260,698
SESI, L.L.C.,
8.875%, 5-15-11	4,250	4,483,750
		26,460,010
Publishing - 0.54%
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10	1,600	1,692,000
9.875%, 8-15-13	3,000	3,311,250
		5,003,250
Railroad - 1.28%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	5,550	5,813,625
TFM, S.A. de C.V.,
9.375%, 5-1-12 (A)	5,625	6,075,000
		11,888,625
Real Estate Investment Trust - 1.90%
Host Marriott, L.P.:
9.25%, 10-1-07	4,250	4,478,438
7.125%, 11-1-13	13,000	13,276,250
		17,754,688
Restaurants - 0.09%
Carrols Corporation,
9.0%, 1-15-13 (A)	800	812,000

Retail - Food Stores - 2.35%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	2,450	2,523,500
Domino's Inc.,
8.25%, 7-1-11	2,406	2,526,300
Roundy's, Inc.,
8.875%, 6-15-12	7,585	8,381,425
Stater Bros. Holdings Inc.:
7.37%, 6-15-10	2,850	2,807,250
8.125%, 6-15-12	5,750	5,678,125
		21,916,600
Retail - General Merchandise - 0.21%
NBC Acquisition Corp.,
0.0%, 3-15-13 (C)	2,650	1,954,375

Retail - Specialty Stores - 3.12%
CSK Auto, Inc.,
7.0%, 1-15-14	4,750	4,441,250
FTD, Inc.,
7.75%, 2-15-14	3,111	3,118,777
Jean Coutu Group (PJC) Inc. (The),
8.5%, 8-1-14	3,500	3,482,500
Jo-Ann Stores, Inc.,
7.5%, 3-1-12	8,000	7,540,000
Nebraska Book Company, Inc.,
8.625%, 3-15-12	6,235	5,860,900
United Rentals (North America), Inc.,
7.0%, 2-15-14	5,000	4,637,500
		29,080,927
Security and Commodity Brokers - 0.61%
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	5,250	5,643,750

Utilities - Electric - 0.78%
DPL Inc.,
8.25%, 3-1-07	1,570	1,648,500
Sierra Pacific Resources,
6.75%, 8-15-17 (A)	2,400	2,406,000
Tenaska Alabama Partners, L.P.,
7.0%, 6-30-21 (A)	2,400	2,430,031
Texas Genco LLC and Texas Genco Financing Corp.,
6.875%, 12-15-14 (A)	800	814,000
		7,298,531
Utilities - Gas and Pipeline - 2.21%
ANR Pipeline Company,
8.875%, 3-15-10	2,400	2,594,182
Northwest Pipeline Corporation,
8.125%, 3-1-10	5,300	5,657,750
Williams Companies, Inc. (The):
8.125%, 3-15-12	2,650	2,895,125
7.625%, 7-15-19	3,000	3,247,500
7.75%, 6-15-31	5,700	6,170,250
		20,564,807
Utilities - Telephone - 7.76%
Alamosa (Delaware), Inc.:
12.0%, 7-31-09	4,353	4,820,948
8.5%, 1-31-12	4,400	4,697,000
American Tower Corporation,
7.5%, 5-1-12	3,750	3,975,000
American Towers, Inc.,
7.25%, 12-1-11	4,750	5,046,875
Centennial Cellular Corp. and Centennial Cellular Operating Co. LLC,
10.75%, 12-15-08	1,813	1,862,857
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp.,
8.125%, 2-1-14	1,600	1,692,000
LCI International, Inc.,
7.25%, 6-15-07	1,250	1,218,750
MCI, Inc.,
6.908%, 5-1-07	5,158	5,196,685
Nextel Communications, Inc.:
5.95%, 3-15-14	2,550	2,610,351
7.375%, 8-1-15	7,500	8,029,245
Nextel Partners, Inc.,
8.125%, 7-1-11	5,100	5,508,000
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	2,750	2,777,500
Qwest Corporation,
9.125%, 3-15-12	5,000	5,462,500
Qwest Services Corporation and Qwest Communications International Inc.,
14.0%, 12-15-14	1,875	2,273,437
SBA Communications Corporation,
8.5%, 12-1-12	7,050	7,666,875
US Unwired Inc.,
10.0%, 6-15-12	6,675	7,676,250
Ubiquitel Operating Company,
9.875%, 3-1-11	1,600	1,776,000
		72,290,273

TOTAL CORPORATE DEBT SECURITIES - 91.43%		$851,927,922

(Cost: $832,249,887)

SHORT-TERM SECURITIES

Capital Equipment - 0.47%
Deere (John) Capital Corporation,
3.7%, 10-5-05	4,382	4,380,198

Food and Related - 1.48%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
3.9%, 10-19-05	5,000	4,990,250
Kroger Co. (The),
3.98%, 10-3-05	8,769	8,767,061
		13,757,311

Forest and Paper Products - 0.67%
Sonoco Products Co.,
3.94%, 10-3-05	$ 6,302	6,300,621

Health Care - General - 1.07%
Baxter International Inc.,
3.87%, 10-3-05	10,000	9,997,850

Multiple Industry - 0.54%
Michigan Consolidated Gas Co.,
3.87%, 10-5-05	5,000	4,997,850

Utilities - Gas and Pipeline - 0.86%
Questar Corporation,
3.9%, 10-7-05	8,000	7,994,800

TOTAL SHORT-TERM SECURITIES - 5.09%		$47,428,630

(Cost: $47,428,630)

TOTAL INVESTMENT SECURITIES - 98.25%		$915,508,796

(Cost: $895,669,220)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.75%		16,264,687

NET ASSETS - 100.00%		$931,773,483

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $97,855,174 or 10.50% of net assets.
(B)Security valued in good faith by the Valuation Committee of the Board of Directors. See Note 1 to financial statements.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      HIGH INCOME FUND
      September 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $895,669) (Notes 1 and 3)	$915,509
Cash	1
Receivables:
Dividends and interest	16,594
Investment securities sold	3,248
Fund shares sold	1,307
Prepaid and other assets	100

Total assets	936,759

LIABILITIES
Payable to Fund shareholders	2,234
Payable for investment securities purchased	2,190
Accrued shareholder servicing (Note 2)	234
Accrued service fee (Note 2)	178
Accrued accounting services fee (Note 2)	19
Accrued management fee (Note 2)	16
Accrued distribution fee (Note 2)	5
Other	110

Total liabilities	4,986

Total net assets	$931,773

NET ASSETS
$1.00 par value capital stock:
Capital stock	$126,031
Additional paid-in capital	1,013,532
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	2,431
Accumulated undistributed net realized loss on investment transactions	(230,061)
Net unrealized appreciation in value of investments	19,840

Net assets applicable to outstanding units of capital	$931,773

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.39
Class B	$7.39
Class C	$7.39
Class Y	$7.39
Capital shares outstanding:
Class A	115,779
Class B	4,897
Class C	2,183
Class Y	3,172
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
      HIGH INCOME FUND
      For the Fiscal Year Ended September 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$77,043
Dividends	58

Total income	77,101

Expenses (Note 2):
Investment management fee	5,858
Service fee:
Class A	2,105
Class B	94
Class C	42
Shareholder servicing:
Class A	1,867
Class B	162
Class C	59
Class Y	36
Distribution fee:
Class A	53
Class B	283
Class C	124
Accounting services fee	226
Legal fees	47
Custodian fees	46
Audit fees	28
Other	291

Total expenses	11,321

Net investment income	65,780

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	8,152
Unrealized depreciation in value of investments	(29,774)

Net loss on investments	(21,622)

Net increase in net assets resulting from operations	$44,158

See Notes to Financial Statements.

Statement of Changes in Net Assets
      HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$65,780	$63,052
Realized net gain on investments	8,152	21,833
Unrealized depreciation	(29,774)	(2,273)

Net increase in net assets resulting from operations	44,158	82,612

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(59,640)	(59,016)
Class B	(2,192)	(1,998)
Class C	(983)	(799)
Class Y	(1,675)	(1,588)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(64,490)	(63,401)

Capital share transactions (Note 5)	10,392	32,862

Total increase (decrease)	(9,940)	52,073
NET ASSETS
Beginning of period	941,713	889,640

End of period	$931,773	$941,713

Undistributed net investment income	$2,431	$1,141

(1)See "Financial Highlights" on pages 30 - 33.

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.55	$7.39	$6.84	$7.26	$8.10

Income (loss) from investment operations:
Net investment income	0.52	0.51	0.52	0.56	0.66
Net realized and unrealized gain (loss) on investments	(0.17)	0.17	0.54	(0.42)	(0.84)

Total from investment operations	0.35	0.68	1.06	0.14	(0.18)

Less distributions from:
Net investment income	(0.51)	(0.52)	(0.51)	(0.56)	(0.66)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.51)	(0.52)	(0.51)	(0.56)	(0.66)

Net asset value, end of period	$7.39	$7.55	$7.39	$6.84	$7.26

Total return (1)	4.77%	9.44%	16.10%	1.91%	-2.51%
Net assets, end of period (in millions)	$856	$870	$833	$728	$715
Ratio of expenses to average net assets	1.14%	1.11%	1.15%	1.13%	1.08%
Ratio of net investment income to average net assets	6.93%	6.83%	7.31%	7.61%	8.56%
Portfolio turnover rate	40%	65%	63%	57%	74%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.55	$7.39	$6.83	$7.25	$8.10

Income (loss) from investment operations:
Net investment income	0.45	0.44	0.45	0.49	0.59
Net realized and unrealized gain (loss) on investments	(0.17)	0.16	0.55	(0.42)	(0.85)

Total from investment operations	0.28	0.60	1.00	0.07	(0.26)

Less distributions from:
Net investment income	(0.44)	(0.44)	(0.44)	(0.49)	(0.59)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.44)	(0.44)	(0.44)	(0.49)	(0.59)

Net asset value, end of period	$7.39	$7.55	$7.39	$6.83	$7.25

Total return	3.75%	8.37%	15.10%	0.79%	-3.41%
Net assets, end of period (in millions)	$36	$36	$30	$21	$12
Ratio of expenses to average net assets	2.11%	2.08%	2.16%	2.11%	1.99%
Ratio of net investment income to average net assets	5.95%	5.86%	6.29%	6.60%	7.61%
Portfolio turnover rate	40%	65%	63%	57%	74%

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.55	$7.39	$6.83	$7.25	$8.11

Income (loss) from investment operations:
Net investment income	0.45	0.44	0.45	0.49	0.60
Net realized and unrealized gain (loss) on investments	(0.17)	0.17	0.55	(0.42)	(0.87)

Total from investment operations	0.28	0.61	1.00	0.07	(0.27)

Less distributions from:
Net investment income	(0.44)	(0.45)	(0.44)	(0.49)	(0.59)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.44)	(0.45)	(0.44)	(0.49)	(0.59)

Net asset value, end of period	$7.39	$7.55	$7.39	$6.83	$7.25

Total return	3.82%	8.46%	15.13%	0.76%	-3.42%
Net assets, end of period (in millions)	$16	$15	$10	$9	$5
Ratio of expenses to average net assets	2.04%	2.01%	2.13%	2.12%	1.97%
Ratio of net investment income to average net assets	6.02%	5.93%	6.33%	6.59%	7.60%
Portfolio turnover rate	40%	65%	63%	57%	74%

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.55	$7.40	$6.84	$7.25	$8.10

Income (loss) from investment operations:
Net investment income	0.55	0.54	0.52	0.58	0.69
Net realized and unrealized gain (loss) on investments	(0.18)	0.15	0.57	(0.41)	(0.85)

Total from investment operations	0.37	0.69	1.09	0.17	(0.16)

Less distributions from:
Net investment income	(0.53)	(0.54)	(0.53)	(0.58)	(0.69)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.53)	(0.54)	(0.53)	(0.58)	(0.69)

Net asset value, end of period	$7.39	$7.55	$7.40	$6.84	$7.25

Total return	5.07%	9.62%	16.65%	2.20%	-2.22%
Net assets, end of period (in millions)	$24	$20	$16	$6	$3
Ratio of expenses to average net assets	0.83%	0.83%	0.82%	0.82%	0.81%
Ratio of net investment income to average net assets	7.24%	7.13%	7.58%	7.91%	8.82%
Portfolio turnover rate	40%	65%	63%	57%	74%

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors High Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. In deciding whether to make fair value adjustments, the Fund reviews a variety of factors, including news relating to security specific events, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. In these cases, the Fund may utilize information from a pricing service to adjust closing market quotations of foreign securities to reflect what it believes to be fair value. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,550,065. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2005, W&R received $1,725, $86,305 and $7,893 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,620,010 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $53,770, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended September 30, 2005, that amount was $379.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $367,354,591, while proceeds from maturities and sales aggregated $362,030,447. Purchases of short-term securities aggregated $7,352,498,230, while proceeds from maturities and sales aggregated $7,355,740,728. No U.S. government securities were bought or sold during the fiscal year ended September 30, 2005.

For Federal income tax purposes, cost of investments owned at September 30, 2005 was $895,669,220, resulting in net unrealized appreciation of $19,839,576, of which $37,517,915 related to appreciated securities and $17,678,339 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$65,792,788
Distributed ordinary income	64,490,078
Undistributed ordinary income	2,782,191

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2007	$18,339,349
September 30, 2008	69,897,740
September 30, 2009	19,270,602
September 30, 2010	48,079,168
September 30, 2011	74,473,774

Total carryover	$230,060,633

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands

	For the fiscal year ended September 30,
	2005	2004

Shares issued from sale of shares:
Class A	23,654	27,092
Class B	1,059	1,470
Class C	966	1,134
Class Y	1,595	2,806
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	7,193	7,108
Class B	275	252
Class C	124	102
Class Y	224	211
Shares redeemed:
Class A	(30,321)	(31,589)
Class B	(1,218)	(1,013)
Class C	(926)	(633)
Class Y	(1,342)	(2,503)

Increase in outstanding capital shares	1,283	4,437

Value issued from sale of shares:
Class A	$177,827	$203,196
Class B	7,996	11,030
Class C	7,277	8,504
Class Y	12,057	20,952
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	53,933	53,142
Class B	2,059	1,885
Class C	931	759
Class Y	1,675	1,576
Value redeemed:
Class A	(227,312)	(236,990)
Class B	(9,098)	(7,589)
Class C	(6,921)	(4,748)
Class Y	(10,032)	(18,855)

Increase in outstanding capital	$10,392	$32,862

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") as of September 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of September 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2005

Income Tax Information

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
10-13-04	$0.04200	$0.00010	$0.04190	$-	$0.00010	$0.04190	$-
11-10-04	0.04200	0.00003	0.04197	-	0.00003	0.04197	-
12-15-04	0.05600	0.00003	0.05597	-	0.00003	0.05597	-
1-12-05	0.04200	0.00003	0.04197	-	0.00003	0.04197	-
2-9-05	0.04200	0.00003	0.04197	-	0.00003	0.04197	-
3-9-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
4-13-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
5-11-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
6-15-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
7-13-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
8-10-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-
9-14-05	0.04100	0.00003	0.04097	-	0.00003	0.04097	-

Total	$0.51100	$0.00043	$0.51057	$-	$0.00043	$0.51057	$-

Class B
10-13-04	$0.03600	$0.00004	$0.03596	$-	$0.00004	$0.03596	$-
11-10-04	0.03700	0.00002	0.03698	-	0.00002	0.03698	-
12-15-04	0.04900	0.00003	0.04897	-	0.00003	0.04897	-
1-12-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
2-9-05	0.03700	0.00003	0.03697	-	0.00003	0.03697	-
3-9-05	0.03500	0.00003	0.03497	-	0.00003	0.03497	-
4-13-05	0.03300	0.00003	0.03297	-	0.00003	0.03297	-
5-11-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
6-15-05	0.03400	0.00003	0.03397	-	0.00003	0.03397	-
7-13-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
8-10-05	0.03500	0.00003	0.03497	-	0.00003	0.03497	-
9-14-05	0.03400	0.00003	0.03397	-	0.00003	0.03397	-

Total	$0.43800	$0.00036	$0.43764	$-	$0.00036	$0.43764	$-

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class C
10-13-04	$0.03600	$0.00004	$0.03596	$-	$0.00004	$0.03596	$-
11-10-04	0.03700	0.00002	0.03698	-	0.00002	0.03698	-
12-15-04	0.04900	0.00003	0.04897	-	0.00003	0.04897	-
1-12-05	0.03700	0.00003	0.03697	-	0.00003	0.03697	-
2-9-05	0.03700	0.00003	0.03697	-	0.00003	0.03697	-
3-9-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
4-13-05	0.03400	0.00003	0.03397	-	0.00003	0.03397	-
5-11-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
6-15-05	0.03500	0.00003	0.03497	-	0.00003	0.03497	-
7-13-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
8-10-05	0.03600	0.00003	0.03597	-	0.00003	0.03597	-
9-14-05	0.03400	0.00003	0.03397	-	0.00003	0.03397	-

Total	$0.44300	$0.00036	$0.44264	$-	$0.00036	$0.44264	$-

Class Y
10-13-04	$0.04300	$0.00010	$0.04290	$-	$0.00010	$0.04290	$-
11-10-04	0.04400	0.00003	0.04397	-	0.00003	0.04397	-
12-15-04	0.05800	0.00003	0.05797	-	0.00003	0.05797	-
1-12-05	0.04400	0.00004	0.04396	-	0.00004	0.04396	-
2-9-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
3-9-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
4-13-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
5-11-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
6-15-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
7-13-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
8-10-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-
9-14-05	0.04300	0.00004	0.04296	-	0.00004	0.04296	-

Total	$0.53300	$0.00052	$0.53248	$-	$0.00052	$0.53248	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors High Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors High Income Fund, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Department of Justice
Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005)
Other Directorships held by Director: None

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp. (banking)

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1979
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: None

Frank J. Ross, Jr. (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Independent Chairman and Director
Number of portfolios overseen by Director: 44
Director since: 1979
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R; formerly, Director of WDR (until 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (until 2001); formerly, Chief Executive Officer, President, Director, Principal Financial Officer and Treasurer of W&R (until 2001); formerly, Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); formerly, Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR; formerly, Chief Investment Officer and President of WDR (until 2005); formerly, President, Chief Executive Officer, Chairman and Chief Investment Officer of WRIMCO (until 2005); formerly, President, Chairman, Chief Executive Officer and Chief Investment Officer of Ivy Investment Management Company (IICO), an affiliate of WDR; President of each of the Funds in the Advisors Fund Complex; President of Ivy Funds, Inc.; President of Ivy Funds
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1979; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds and Ivy Funds, Inc.; formerly, Assistant Treasurer of Ivy Funds (until 2003); formerly, Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO; Vice President, Associate General Counsel and Chief Compliance Officer of IICO; Vice President and Secretary of each of the Funds in the Fund Complex; Vice President and Secretary of Ivy Funds; formerly, Assistant Secretary of each of the funds in the Fund Complex (until 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Senior Vice President and General Counsel of WDR; Senior Vice President, General Counsel of W&R, WRIMCO and WRSCO, IICO; Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex; Vice President, General Counsel and Assistant Secretary of Ivy Funds; formerly, Secretary of WDR, W&R, WRIMCO and WRSCO, IICO (until 2004)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Renewal of Investment Management Agreement for Waddell & Reed Advisors High Income Fund, Inc.

At their August 23 and 24, 2005 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Fund. The Disinterested Directors of the Fund were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of WRIMCO and the Management Agreement.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to those requests and other information WRIMCO believed was useful in evaluating continuation of the Management Agreement. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to the Fund's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, the Directors considered that the Fund's investment management fees, if any, were the same as the fees paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with similar investment objectives, policies and strategies as the Fund (Other Accounts).

The Directors considered that Waddell & Reed Advisors High Income Fund's total return performance was lower than the peer group median and the Lipper index for the one- and three-year periods and was lower than the peer group median for the five- and seven-year periods. The Directors discussed the Fund's performance with WRIMCO and, on the basis of that discussion, considered that the Fund is managed more conservatively than the peer group funds, which may affect the performance of the Fund in some types of markets.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee and overall expense ratio were higher than the peer group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was lower than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at certain asset levels were below, and at other asset levels were higher than, the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Fund's advisory fee schedule and that the Other Accounts had average advisory fees that were higher than the management fee of the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Disinterested Directors considered specific data as to WRIMCO's profit or loss with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1009A (9-05)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$22,000
	2005	23,500

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,600
	2005	1,700

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$1,800
	2005	1,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$1,443
	2005	1,820

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,843 and $5,420 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $175,447 and $187,717 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors High Income Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2005

By /s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 7, 2005